Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
2nd Quarter Ended June 30, 2016

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 29 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Six Months Ended
	June 30,		$	%	June 30,		$	%
	2016	2015	Difference	Difference	2016	2015	Difference	Difference
HIGHLIGHTS
Gross premiums written	$800,294	$825,970	$(25,676)	(3.1)%	$1,663,839	$1,706,584	$(42,745)	(2.5)%
Net premiums written	578,137	603,669	(25,532)	(4.2)%	1,282,183	1,376,197	(94,014)	(6.8)%
Net premiums earned	602,968	646,376	(43,408)	(6.7)%	1,183,090	1,214,924	(31,834)	(2.6)%
Underwriting income	45,393	5,874	39,519	672.8%	68,489	73,409	(4,920)	(6.7)%
Net investment income	55,839	42,760	13,079	30.6%	109,092	87,311	21,781	24.9%
Net income	153,410	9,458	143,952	1522.0%	227,509	133,814	93,695	70.0%
Operating income	82,681	25,835	56,846	220.0%	141,690	117,516	24,174	20.6%
Total shareholders' equity	3,584,452	3,624,801	(40,349)	(1.1)%	3,584,452	3,624,801	(40,349)	(1.1)%
Cash flows provided by operating activities	152,620	109,826	42,794	39.0%	500,029	427,402	72,627	17.0%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$1.73	$0.10	$1.63	1,630.0%	$2.54	$1.42	$1.12	78.9%
Operating income	$0.93	$0.28	$0.65	232.1%	$1.58	$1.25	$0.33	26.4%
Diluted earnings per share
Net income	$1.70	$0.10	$1.60	1,600.0%	$2.50	$1.40	$1.10	78.6%
Operating income	0.91	0.27	0.64	237.0%	1.56	1.23	0.33	26.8%
Basic book value per share	40.98	39.92	1.06	2.7%	40.98	39.92	1.06	2.7%
Diluted book value per share	39.70	38.75	0.95	2.5%	39.70	38.75	0.95	2.5%
Diluted tangible book value per share	34.10	33.47	0.63	1.9%	34.10	33.47	0.63	1.9%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	17.2%	1.0%		16.2 pts	12.8%	7.2%		5.6 pts
Annualized ROAE, operating income	9.3%	2.8%		6.5 pts	7.9%	6.3%		1.6 pts
Financial statement portfolio return	1.4%	0.3%		1.1 pts	2.2%	1.3%		0.9 pts

GAAP Ratios
Loss and loss expense ratio	60.6%	66.8%		6.2 pts	62.4%	62.3%		(0.1) pts
Acquisition cost ratio	14.5%	15.6%		1.1 pts	14.9%	14.8%		(0.1) pts
General and administrative expense ratio	17.4%	16.8%		(0.6) pts	17.0%	16.9%		(0.1) pts
Expense ratio	31.9%	32.4%		0.5 pts	31.9%	31.7%		(0.2) pts
Combined ratio	92.5%	99.2%		6.7 pts	94.3%	94.0%		(0.3) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
Revenues
Gross premiums written	$800,294	$863,545	$632,357	$754,062	$825,970	$1,663,839	$1,706,584
Net premiums written	$578,137	$704,046	$464,818	$606,992	$603,669	$1,282,183	$1,376,197
Net premiums earned	$602,968	$580,122	$622,809	$650,653	$646,376	$1,183,090	$1,214,924
Net investment income	55,839	53,253	49,099	45,667	42,760	109,092	87,311
Net realized investment gains (losses)	74,493	18,858	(38,849)	(113,626)	(20,182)	93,351	24,843
Other income	5,177	565	982	735	924	5,742	1,778
Total revenues	$738,477	$652,798	$634,041	$583,429	$669,878	$1,391,275	$1,328,856

Expenses
Net losses and loss expenses	$365,443	$372,366	$412,756	$416,881	$431,521	$737,809	$756,697
Acquisition costs	87,403	88,308	95,938	100,101	100,618	175,711	179,317
General and administrative expenses	104,729	96,352	95,025	105,798	108,363	201,081	205,501
Other expense	1,682	1,134	1,907	1,245	1,235	2,816	3,058
Amortization of intangible assets	2,501	2,500	3,668	2,639	2,819	5,001	3,452
Interest expense	19,879	19,949	18,126	14,469	14,466	39,828	28,803
Foreign exchange (gain) loss	(2,887)	(3,011)	920	(793)	1,265	(5,898)	11,162
Total expenses	$578,750	$577,598	$628,340	$640,340	$660,287	$1,156,348	$1,187,990

Income (loss) before income taxes	$159,727	$75,200	$5,701	$(56,911)	$9,591	$234,927	$140,866
Income tax expense (benefit)	6,317	1,101	3,994	(5,281)	133	7,418	7,052
Net income (loss)	$153,410	$74,099	$1,707	$(51,630)	$9,458	$227,509	$133,814

GAAP Ratios
Loss and loss expense ratio	60.6%	64.2%	66.3%	64.1%	66.8%	62.4%	62.3%
Acquisition cost ratio	14.5%	15.2%	15.4%	15.4%	15.6%	14.9%	14.8%
General and administrative expense ratio	17.4%	16.6%	15.3%	16.3%	16.8%	17.0%	16.9%
Expense ratio	31.9%	31.8%	30.7%	31.7%	32.4%	31.9%	31.7%
Combined ratio	92.5%	96.0%	97.0%	95.8%	99.2%	94.3%	94.0%

Per Share Data
Diluted earnings (loss) per share
Net income (loss)	$1.70	$0.81	$0.02	$(0.56)	$0.10	$2.50	$1.40
Operating income	$0.91	$0.65	$0.47	$0.55	$0.27	$1.56	$1.23

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	June 30, 2016	December 31, 2015
ASSETS
Fixed maturity investments trading, at fair value	$7,794,198	$7,201,538
Equity securities trading, at fair value	202,331	403,022
Other invested assets	939,771	966,709
Total investments	8,936,300	8,571,269
Cash and cash equivalents	584,503	607,983
Restricted cash	78,210	60,629
Insurance balances receivable	960,978	745,888
Funds held	279,136	640,819
Prepaid reinsurance	430,071	392,265
Reinsurance recoverable	1,516,741	1,479,959
Reinsurance recoverable on paid losses	73,809	96,437
Accrued investment income	38,739	38,304
Net deferred acquisition costs	168,918	165,206
Goodwill	392,643	388,127
Intangible assets	113,473	116,623
Balances receivable on sale of investments	114,602	36,889
Net deferred tax assets	21,208	24,401
Other assets	158,023	147,149
TOTAL ASSETS	$13,867,354	$13,511,948

LIABILITIES
Reserve for losses and loss expenses	$6,623,152	$6,456,156
Unearned premiums	1,822,074	1,683,274
Reinsurance balances payable	227,693	214,369
Balances due on purchases of investments	155,016	125,126
Senior notes	1,293,703	1,292,907
Other long-term debt	23,122	23,033
Accounts payable and accrued liabilities	138,142	184,541
TOTAL LIABILITIES	$10,282,902	$9,979,406

SHAREHOLDERS' EQUITY
Common shares: 2016 and 2015: par value CHF 4.10 per share (2016: 93,586,418; 2015: 95,523,230 shares issued and 2016: 87,463,950; 2015: 90,959,635 shares outstanding)	$366,726	$386,702
Treasury shares, at cost (2016: 6,122,468; 2015: 4,563,595)	(216,710)	(155,072)
Accumulated other comprehensive loss	(6,024)	(9,297)
Retained earnings	3,440,460	3,310,209
TOTAL SHAREHOLDERS' EQUITY	$3,584,452	$3,532,542
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,867,354	$13,511,948

Basic book value per share	$40.98	$38.84
Diluted book value per share	$39.70	$37.78
Diluted tangible book value per share	$34.10	$32.38

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$153,410	$74,099	$1,708	$(51,630)	$9,458	$227,509	$133,814
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
Net realized (gains) losses on sales of investments	(19,174)	(12,025)	(32,710)	17,039	(25,688)	(31,199)	(58,224)
Mark to market adjustments	(62,210)	(27,088)	77,340	76,829	58,286	(89,298)	35,592
Stock compensation expense	4,757	3,881	3,949	3,934	3,869	8,638	7,871
Undistributed income of equity method investments	5,993	9,207	3,365	3,257	6,220	15,200	15,987
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	43,293	86,922	(12,907)	55,908	119,037	130,215	132,927
Unearned premiums, net of prepaid reinsurance	(24,538)	125,533	(157,271)	(47,057)	(43,543)	100,995	160,437
Insurance balances receivable	(76,919)	(139,527)	160,141	39,138	(53,734)	(216,446)	(162,313)
Reinsurance recoverable on paid losses	8,853	13,775	20,673	(28,689)	18,650	22,628	(2,346)
Funds held	74,020	287,663	(197,149)	18,823	17,416	361,683	261,528
Reinsurance balances payable	6,060	7,264	(45,917)	28,875	7,217	13,324	11,479
Net deferred acquisition costs	17,960	(21,672)	27,913	6,721	18,078	(3,712)	(17,622)
Net deferred tax assets	3,764	(571)	7,399	(7,450)	(6,384)	3,193	(2,691)
Accounts payable and accrued liabilities	2,220	(50,128)	28,914	15,557	20,405	(47,908)	(54,603)
Other items, net	15,131	(9,924)	35,904	32,729	(39,461)	5,207	(34,434)
Net cash provided by (used in) operating activities	152,620	347,409	(78,648)	163,984	109,826	500,029	427,402

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
Net (purchases) sales of investments	(236,688)	(84,779)	(475,234)	(135,672)	449,477	(321,467)	111,207
Purchases of fixed assets	(1,351)	(560)	(8,041)	(5,814)	(9,610)	(1,911)	(17,984)
Change in restricted cash	9,216	(26,797)	99,234	(52,794)	(57,138)	(17,581)	(26,098)
Net cash paid for acquisitions	(1,244)	0	17,083	—	(137,960)	(1,244)	(141,503)
Net cash (used in) provided by investing activities	(230,067)	(112,136)	(366,958)	(194,280)	244,769	(342,203)	(74,378)

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES:
Dividends paid	(22,839)	(23,359)	(47,287)	(23,593)	(21,522)	(46,198)	(43,191)
Proceeds from the exercise of stock options	2,757	358	954	1,795	3,166	3,115	7,389
Proceeds from senior notes	—	—	496,705	—	—	—	—
(Repayment) proceeds from other long-term debt	(75)	(76)	(72)	(79)	3,928	(151)	3,928
Share repurchases	(89,491)	(50,000)	—	—	(196,170)	(139,491)	(246,443)
Net cash (used in) provided by financing activities	(109,648)	(73,077)	450,300	(21,877)	(210,598)	(182,725)	(278,317)
Effect of exchange rate changes on foreign currency cash	(433)	1,852	(521)	(5,864)	2,780	1,419	(2,199)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(187,528)	164,048	4,173	(58,037)	146,777	(23,480)	72,508
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	772,031	607,983	603,810	661,847	515,070	607,983	589,339
CASH AND CASH EQUIVALENTS, END OF PERIOD	$584,503	$772,031	$607,983	$603,810	$661,847	$584,503	$661,847

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended June 30, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$508,382	$125,436	$166,476	$800,294
Net premiums written	$330,766	$88,223	$159,148	$578,137
Net premiums earned	$329,642	$94,156	$179,170	$602,968
Total revenues	$329,642	$94,156	$179,170	$602,968

Expenses
Net losses and loss expenses	$(209,943)	$(61,091)	$(94,409)	$(365,443)
Acquisition costs	(37,435)	(16,270)	(33,698)	(87,403)
General and administrative expenses	(56,840)	(31,528)	(16,361)	(104,729)
Total expenses	$(304,218)	$(108,889)	$(144,468)	$(557,575)

Underwriting income (loss)	$25,424	$(14,733)	$34,702	$45,393
Other insurance-related income	914	—	4,263	5,177
Other insurance-related expenses	(599)	—	(1,083)	(1,682)
Segment income (loss)	$25,739	$(14,733)	$37,882	$48,888

Net investment income				55,839
Net realized investment gains				74,493
Amortization of intangible assets				(2,501)
Interest expense				(19,879)
Foreign exchange gain				2,887
Income before income taxes				$159,727

GAAP Ratios
Loss and loss expense ratio	63.7%	64.9%	52.7%	60.6%
Acquisition cost ratio	11.4%	17.3%	18.8%	14.5%
General and administrative expense ratio	17.2%	33.5%	9.1%	17.4%
Expense ratio	28.6%	50.8%	27.9%	31.9%
Combined ratio	92.3%	115.7%	80.6%	92.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR QUARTER

	Three Months Ended June 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$517,483	$134,997	$173,490	$825,970
Net premiums written	$372,193	$69,260	$162,216	$603,669
Net premiums earned	$328,541	$102,626	$215,209	$646,376
Total revenues	$328,541	$102,626	$215,209	$646,376

Expenses
Net losses and loss expenses	$(237,747)	$(65,754)	$(128,020)	$(431,521)
Acquisition costs	(34,201)	(24,337)	(42,080)	(100,618)
General and administrative expenses	(58,144)	(30,724)	(19,495)	(108,363)
Total expenses	$(330,092)	$(120,815)	$(189,595)	$(640,502)

Underwriting (loss) income	$(1,551)	$(18,189)	$25,614	$5,874
Other insurance-related income	924	—	—	924
Other insurance-related expenses	(591)	(644)	—	(1,235)
Segment (loss) income	$(1,218)	$(18,833)	$25,614	$5,563

Net investment income				42,760
Net realized investment losses				(20,182)
Amortization of intangible assets				(2,819)
Interest expense				(14,466)
Foreign exchange loss				(1,265)
Income before income taxes				$9,591

GAAP Ratios
Loss and loss expense ratio	72.4%	64.1%	59.5%	66.8%
Acquisition cost ratio	10.4%	23.7%	19.6%	15.6%
General and administrative expense ratio	17.7%	29.9%	9.1%	16.8%
Expense ratio	28.1%	53.6%	28.7%	32.4%
Combined ratio	100.5%	117.7%	88.2%	99.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$887,565	$240,964	$535,310	$1,663,839
Net premiums written	$597,013	$175,835	$509,335	$1,282,183
Net premiums earned	$645,911	$188,364	$348,815	$1,183,090
Total revenues	$645,911	$188,364	$348,815	$1,183,090

Expenses
Net losses and loss expenses	$(426,161)	$(128,890)	$(182,758)	$(737,809)
Acquisition costs	(71,319)	(34,176)	(70,216)	(175,711)
General and administrative expenses	(109,009)	(60,557)	(31,515)	(201,081)
Total expenses	$(606,489)	$(223,623)	$(284,489)	$(1,114,601)

Underwriting income (loss)	$39,422	$(35,259)	$64,326	$68,489
Other insurance-related income	1,479	—	4,263	5,742
Other insurance-related expenses	(1,305)	(5)	(1,506)	(2,816)
Segment income (loss)	$39,596	$(35,264)	$67,083	$71,415

Net investment income				109,092
Net realized investment gains				93,351
Amortization of intangible assets				(5,001)
Interest expense				(39,828)
Foreign exchange gain				5,898
Income before income taxes				$234,927

GAAP Ratios
Loss and loss expense ratio	66.0%	68.4%	52.4%	62.4%
Acquisition cost ratio	11.0%	18.1%	20.1%	14.9%
General and administrative expense ratio	16.9%	32.1%	9.0%	17.0%
Expense ratio	27.9%	50.2%	29.1%	31.9%
Combined ratio	93.9%	118.6%	81.5%	94.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$898,249	$195,559	$612,776	$1,706,584
Net premiums written	$669,075	$112,155	$594,967	$1,376,197
Net premiums earned	$641,511	$152,666	$420,747	$1,214,924
Total revenues	$641,511	$152,666	$420,747	$1,214,924

Expenses
Net losses and loss expenses	$(433,226)	$(86,264)	$(237,207)	$(756,697)
Acquisition costs	(65,233)	(31,345)	(82,739)	(179,317)
General and administrative expenses	(117,432)	(48,749)	(39,320)	(205,501)
Total expenses	$(615,891)	$(166,358)	$(359,266)	$(1,141,515)

Underwriting income (loss)	$25,620	$(13,692)	$61,481	$73,409
Other insurance-related income	1,778	—	—	1,778
Other insurance-related expenses	(1,445)	(1,613)	—	(3,058)
Segment income (loss)	$25,953	$(15,305)	$61,481	$72,129

Net investment income				87,311
Net realized investment gains				24,843
Amortization of intangible assets				(3,452)
Interest expense				(28,803)
Foreign exchange loss				(11,162)
Income before income taxes				$140,866

GAAP Ratios
Loss and loss expense ratio	67.5%	56.5%	56.4%	62.3%
Acquisition cost ratio	10.2%	20.5%	19.7%	14.8%
General and administrative expense ratio	18.3%	31.9%	9.3%	16.9%
Expense ratio	28.5%	52.4%	29.0%	31.7%
Combined ratio	96.0%	108.9%	85.4%	94.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Six Months Ended

	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
North American Insurance
Casualty	$167,231	32.9%	$181,557	35.1%	$271,976	30.7%	$305,035	34.0%
Professional liability	118,544	23.3%	120,580	23.3%	214,967	24.2%	216,814	24.1%
Property	87,687	17.2%	104,811	20.3%	145,933	16.4%	166,289	18.5%
Other specialty(1)	53,015	10.5%	37,121	7.2%	88,234	9.9%	61,521	6.8%
Programs	48,177	9.5%	40,090	7.7%	100,159	11.3%	80,611	9.0%
Healthcare(2)	33,728	6.6%	33,324	6.4%	66,296	7.5%	67,979	7.6%
Total	$508,382	100.0%	$517,483	100.0%	$887,565	100.0%	$898,249	100.0%

Global Markets Insurance
Professional liability	$41,038	32.8%	$36,606	27.1%	$67,980	28.3%	$63,050	32.2%
Other specialty(3)	37,178	29.6%	43,228	32.0%	73,940	30.6%	58,996	30.2%
Casualty	26,464	21.1%	30,511	22.6%	56,211	23.3%	39,252	20.1%
Property	20,756	16.5%	24,652	18.3%	42,833	17.8%	34,261	17.5%
Total	$125,436	100.0%	$134,997	100.0%	$240,964	100.0%	$195,559	100.0%

Reinsurance
Property	$96,248	57.8%	$112,769	65.0%	$291,053	54.4%	$343,911	56.1%
Specialty	37,096	22.3%	28,495	16.4%	162,303	30.3%	174,572	28.5%
Casualty(4)	33,132	19.9%	32,226	18.6%	81,954	15.3%	94,293	15.4%
Total	$166,476	100.0%	$173,490	100.0%	$535,310	100.0%	$612,776	100.0%

(1) Includes the construction, environmental, surety and trade credit lines of business.
(2) Includes the medical malpractice line of business. The healthcare management liability line of business previously included in the healthcare line of business is included in the professional liability line of business. The comparative period was updated to reflect the current presentation.
(3) Includes accident and health, aviation, construction, marine and trade credit lines of business.
(4) Includes the professional liability reinsurance line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Six Months Ended

	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$221,419	67.2%	$226,994	69.1%	$437,732	67.9%	$447,679	69.9%
Current year - property catastrophe	4,600	1.4%	—	0.0%	4,600	0.7%	—	0.0%
Prior year - increase (decrease)	(16,076)	(4.9)%	10,753	3.3%	(16,171)	(2.6)%	(14,453)	(2.4)%
Net losses and loss expenses	$209,943	63.7%	$237,747	72.4%	$426,161	66.0%	$433,226	67.5%

Global Markets Insurance
Current year - non-catastrophe	$67,172	71.4%	$63,973	62.4%	$139,157	73.9%	$99,706	65.3%
Current year - property catastrophe	—	0.0%	4,000	3.9%	—	0.0%	4,000	2.6%
Prior year - increase (decrease)	(6,081)	(6.5)%	(2,219)	(2.2)%	(10,267)	(5.5)%	(17,442)	(11.4)%
Net losses and loss expenses	$61,091	64.9%	$65,754	64.1%	$128,890	68.4%	$86,264	56.5%

Reinsurance
Current year - non-catastrophe	$93,809	52.3%	$137,393	63.8%	$203,312	58.3%	$269,792	64.1%
Current year - property catastrophe	16,275	9.1%	21,000	9.8%	16,275	4.7%	21,000	5.0%
Prior year - increase (decrease)	(15,675)	(8.7)%	(30,373)	(14.1)%	(36,829)	(10.6)%	(53,585)	(12.7)%
Net losses and loss expenses	$94,409	52.7%	$128,020	59.5%	$182,758	52.4%	$237,207	56.4%

Consolidated
Current year - non-catastrophe	$382,400	63.4%	$428,360	66.3%	$780,201	65.9%	$817,177	67.2%
Current year - property catastrophe	20,875	3.5%	25,000	3.9%	20,875	1.8%	25,000	2.1%
Prior year - increase (decrease)	(37,832)	(6.3)%	(21,839)	(3.4)%	(63,267)	(5.3)%	(85,480)	(7.0)%
Net losses and loss expenses	$365,443	60.6%	$431,521	66.8%	$737,809	62.4%	$756,697	62.3%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended June 30, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(13.5)	$(2.3)	$2.1	$1.6	$4.5	$0.4	$(7.2)
Professional liability	(7.5)	(0.9)	(3.0)	2.4	(0.1)	0.1	(9.0)
Property	(0.4)	0.1	(0.1)	(0.3)	(3.3)	4.0	0.0
Programs	0.1	1.2	1.0	(0.4)	(1.9)	1.0	1.0
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other specialty	0.0	0.0	0.0	0.0	0.3	(1.2)	(0.9)
Total	$(21.3)	$(1.9)	$0.0	$3.3	$(0.5)	$4.3	$(16.1)

Global Markets Insurance
Casualty	$(1.2)	$0.0	$(0.2)	$(1.5)	$0.4	$0.0	$(2.5)
Professional liability	1.9	(0.7)	(0.9)	0.6	(0.5)	0.0	0.4
Property	(1.9)	(0.6)	(0.1)	0.3	(0.9)	(0.1)	(3.3)
Other specialty	(0.1)	0.3	0.0	0.8	0.1	(1.9)	(0.8)
Total	$(1.3)	$(1.0)	$(1.2)	$0.2	$(0.9)	$(2.0)	$(6.2)

Reinsurance
Property	$(0.7)	$(0.1)	$—	$(1.1)	$(6.7)	$(4.7)	$(13.3)
Casualty	1.3	(4.0)	1.3	1.5	(0.3)	(0.1)	(0.3)
Specialty	(0.5)	(0.6)	0.8	(0.3)	0.5	(1.9)	(2.0)
Total	$0.1	$(4.7)	$2.1	$0.1	$(6.5)	$(6.7)	$(15.6)

Consolidated
North American Insurance	$(21.3)	$(1.9)	$0.0	$3.3	$(0.5)	$4.3	$(16.1)
Global Markets Insurance	(1.3)	(1.0)	(1.2)	0.2	(0.9)	(2.0)	(6.2)
Reinsurance	0.1	(4.7)	2.1	0.1	(6.5)	(6.7)	(15.6)
Total	$(22.5)	$(7.6)	$0.9	$3.6	$(7.9)	$(4.4)	$(37.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended June 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(3.2)	$(2.7)	$(2.2)	$4.0	$4.8	$0.0	$0.7
Professional liability	22.7	(7.9)	(6.8)	0.0	0.3	5.5	13.8
Property	(0.8)	0.0	(0.7)	(0.7)	(0.1)	(2.0)	(4.3)
Programs	(0.7)	(1.4)	(1.9)	(2.5)	0.7	(0.1)	(5.9)
Healthcare	(3.5)	1.8	2.4	2.1	3.1	0.0	5.9
Other specialty	0.0	0.0	0.0	0.0	0.0	0.5	0.5
Total	$14.5	$(10.2)	$(9.2)	$2.9	$8.8	$3.9	$10.7

Global Markets Insurance
Casualty	$(4.1)	$(2.4)	$0.4	$2.0	$0.0	$(1.2)	$(5.3)
Professional liability	4.4	(1.3)	(0.7)	(0.9)	(0.5)	0.4	1.4
Property	(1.8)	0.4	(0.4)	0.0	(0.6)	(0.5)	(2.9)
Other specialty	(0.1)	(0.2)	(0.2)	(0.4)	2.2	3.3	4.6
Total	$(1.6)	$(3.5)	$(0.9)	$0.7	$1.1	$2.0	$(2.2)

Reinsurance
Property	$(0.2)	$1.7	$3.8	$(7.0)	$9.6	$(33.2)	$(25.3)
Casualty	(2.1)	(5.3)	1.2	3.1	1.4	0.9	(0.8)
Specialty	(0.2)	0.0	(0.3)	0.4	(1.5)	(2.7)	(4.3)
Total	$(2.5)	$(3.6)	$4.7	$(3.5)	$9.5	$(35.0)	$(30.4)

Consolidated
North American Insurance	$14.5	$(10.2)	$(9.2)	$2.9	$8.8	$3.9	$10.7
Global Markets Insurance	(1.6)	(3.5)	(0.9)	0.7	1.1	2.0	(2.2)
Reinsurance	(2.5)	(3.6)	4.7	(3.5)	9.5	(35.0)	(30.4)
Total	$10.4	$(17.3)	$(5.4)	$0.1	$19.4	$(29.1)	$(21.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(27.3)	$(0.1)	$13.2	$6.3	$6.4	$0.4	$(1.1)
Professional liability	(16.8)	(3.3)	(4.8)	7.0	3.7	0.1	(14.1)
Property	(0.7)	(0.1)	0.1	0.1	(4.9)	5.8	0.3
Programs	1.1	1.2	4.5	(3.5)	(3.3)	(0.5)	(0.5)
Healthcare	0.2	(0.2)	0.0	0.0	0.0	0.0	0.0
Other specialty	0.0	0.0	0.0	0.0	0.4	(1.2)	(0.8)
Total	$(43.5)	$(2.5)	$13.0	$9.9	$2.3	$4.6	$(16.2)

Global Markets Insurance
Casualty	$(3.3)	$(0.3)	$(0.8)	$(0.2)	$0.5	$2.7	$(1.4)
Professional liability	1.3	0.5	(1.1)	0.7	0.8	0.4	2.6
Property	(7.0)	0.5	0.7	0.1	(3.2)	4.8	(4.1)
Other specialty	(0.2)	0.4	0.0	0.8	0.0	(8.4)	(7.4)
Total	$(9.2)	$1.1	$(1.2)	$1.4	$(1.9)	$(0.5)	$(10.3)

Reinsurance
Property	$0.8	$3.0	$(3.8)	$(9.5)	$(4.4)	$(23.3)	$(37.2)
Casualty	(9.4)	(3.4)	12.0	10.5	4.4	(6.1)	8.0
Specialty	(0.4)	(1.3)	0.2	2.5	(6.6)	(2.0)	(7.6)
Total	$(9.0)	$(1.7)	$8.4	$3.5	$(6.6)	$(31.4)	$(36.8)

Consolidated
North American Insurance	$(43.5)	$(2.5)	$13.0	$9.9	$2.3	$4.6	$(16.2)
Global Markets Insurance	(9.2)	1.1	(1.2)	1.4	(1.9)	(0.5)	(10.3)
Reinsurance	(9.0)	(1.7)	8.4	3.5	(6.6)	(31.4)	(36.8)
Total	$(61.7)	$(3.1)	$20.2	$14.8	$(6.2)	$(27.3)	$(63.3)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(11.7)	$(2.3)	$(7.1)	$6.2	$7.0	$0.3	$(7.6)
Professional liability	15.0	(16.2)	(10.4)	2.3	0.3	5.5	(3.5)
Property	(0.7)	0.0	(0.5)	(2.4)	(2.5)	0.1	(6.0)
Programs	(2.9)	(3.2)	(2.2)	(2.5)	0.7	(0.4)	(10.5)
Healthcare	(4.9)	(0.3)	5.5	7.4	3.1	0.0	10.8
Other specialty	0.0	(0.1)	0.0	0.5	0.0	1.9	2.3
Total	$(5.2)	$(22.1)	$(14.7)	$11.5	$8.6	$7.4	$(14.5)

Global Markets Insurance
Casualty	$(6.5)	$(2.6)	$0.1	$2.1	$(0.5)	$(1.2)	$(8.6)
Professional liability	0.3	(4.7)	(0.9)	4.3	(0.5)	0.4	(1.1)
Property	(1.7)	0.2	(0.4)	(0.2)	(4.3)	(3.8)	(10.2)
Other specialty	(0.1)	(0.2)	(0.2)	(0.4)	1.0	2.4	2.5
Total	$(8.0)	$(7.3)	$(1.4)	$5.8	$(4.3)	$(2.2)	$(17.4)

Reinsurance
Property	$(1.5)	$1.6	$4.0	$(7.6)	$8.9	$(44.5)	$(39.1)
Casualty	(12.8)	(12.9)	0.5	4.8	4.7	1.4	(14.3)
Specialty	(0.3)	0.0	(0.3)	0.3	(1.8)	1.9	(0.2)
Total	$(14.6)	$(11.3)	$4.2	$(2.5)	$11.8	$(41.2)	$(53.6)

Consolidated
North American Insurance	$(5.2)	$(22.1)	$(14.7)	$11.5	$8.6	$7.4	$(14.5)
Global Markets Insurance	(8.0)	(7.3)	(1.4)	5.8	(4.3)	(2.2)	(17.4)
Reinsurance	(14.6)	(11.3)	4.2	(2.5)	11.8	(41.2)	(53.6)
Total	$(27.8)	$(40.7)	$(11.9)	$14.8	$16.1	$(36.0)	$(85.5)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	June 30, 2016				December 31, 2015

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating(1)	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$319,517	21.1%	$90,381	A+	$307,865	20.8%	$90,393
Axis Capital	A+	148,923	9.8%	7,122	A+	150,832	10.2%	7,122
Swiss Re	A+	117,171	7.7%	6,088	A+	103,872	7.0%	6,088
Arch Re	A+	107,314	7.1%	2,894	A+	115,330	7.8%	2,894
Markel	A	95,819	6.3%	25,804	A	90,105	6.1%	25,232
RenaissanceRe	A+	90,170	5.9%	—	A+	93,991	6.4%	—
XL Group	A	83,520	5.5%	794	A	87,132	5.9%	794
Odyssey Reinsurance	A	74,675	4.9%	—	A	77,203	5.2%	—
Everest Re	A+	57,557	3.8%	19,017	A+	51,006	3.4%	19,017
Transatlantic	A	53,939	3.6%	—	A	55,336	3.7%	—
Top ten reinsurers		1,148,605	75.7%	152,100		1,132,672	76.5%	151,540
Other reinsurers' balances		368,136	24.3%	28,902		347,287	23.5%	27,183
Total reinsurance recoverable		$1,516,741	100.0%	$181,002		$1,479,959	100.0%	$178,723

		Reinsurance				Reinsurance
A.M Best Rating(1)		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$89,358	5.9%	$1,513		$81,374	5.5%	$1,399
A+		898,493	59.2%	125,502		896,981	60.6%	125,514
A		512,861	33.8%	29,697		486,344	32.9%	28,871
A-		5,437	0.4%	—		4,408	0.3%	—
Total "A-" or higher		1,506,149	99.3%	156,712		1,469,107	99.3%	155,784
B++		—	0.0%	—		4	0.0%	—
NR		10,592	0.7%	24,290		10,848	0.7%	22,939
Total reinsurance recoverable		$1,516,741	100.0%	$181,002		$1,479,959	100.0%	$178,723

(1) A.M. Best rating is used to the extent available, otherwise its equivalent Standard & Poor's rating is used.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of June 1, 2016
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$410	$555	California	Earthquake	$300	$424

U.S. total	Earthquake	$372	$480	U.S. Southeast(1)	Hurricane	$358	$410

				U.S. Gulf Coast(2)	Hurricane	$270	$375

				U.S. Northeast(3)	Hurricane	$230	$385
PMLs Over the Most Recent Six Quarters as a % of Total Capital(4)

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, other long-term debt and senior notes adjusted for the repayment of the senior notes due in August 2016 with the senior notes issued in October 2015.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at June 1, 2016. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of June 30, 2016						As of December 31, 2015

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$662,713	AAA	6.9%	$662,713	$—	$662,713	$668,612
U.S. government and agency securities	1,805,505	AA+	18.7%	1,805,505	—	1,805,505	1,434,048
Non-U.S. government and government agencies	469,524	AA	4.9%	442,192	27,332	469,524	556,758
State, municipalities and political subdivisions	504,619	AA	5.3%	458,212	46,407	504,619	413,473
Mortgage-backed securities:
Agency MBS	757,046	AA+	7.9%	757,046	—	757,046	751,838
Non-agency RMBS	24,047	BB+	0.3%	12,849	11,198	24,047	34,015
CMBS	604,174	BB	6.3%	263,934	340,240	604,174	582,785
Total mortgage-backed securities	1,385,267		14.5%	1,033,829	351,438	1,385,267	1,368,638
Corporate securities(1):
Financials	1,223,579	A	12.7%	1,184,729	38,850	1,223,579	1,275,408
Industrials	1,476,802	BBB+	15.4%	1,301,202	175,600	1,476,802	1,308,093
Utilities	140,366	BBB	1.5%	136,915	3,451	140,366	118,945
Total corporate securities	2,840,747		29.6%	2,622,846	217,901	2,840,747	2,702,446
Asset-backed securities	788,534	AA+	8.2%	738,750	49,784	788,534	726,175
Equities	202,331	N/A	2.1%	—	202,331	202,331	403,022
Other invested assets:
Private equity	497,600	N/A	5.2%	—	497,600	497,600	447,455
Hedge funds	322,438	N/A	3.4%	—	322,438	322,438	378,988
Other private securities	119,734	N/A	1.2%	—	119,734	119,734	126,492
High yield loan fund	—	N/A	0.0%	—	—	—	13,774
Total other invested assets	939,772		9.8%	—	939,772	939,772	966,709
Total investment portfolio	$9,599,012		100.0%	$7,764,047	$1,834,965	$9,599,012	$9,239,881

Annualized book yield, year to date	2.3%						2.1%
Duration(2)	2.8 years						2.6 years
Average credit quality (S&P)	A+						A+

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Six Months Ended

	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
NET INVESTMENT INCOME
Fixed maturity investments	$48,918	$41,205	$96,887	$77,463
Equity securities	1,424	4,862	3,251	8,425
Other invested assets: hedge funds and private equity	7,572	4,583	12,273	12,963
Other invested assets: other private securities	1,674	(3,789)	4,725	(2,923)
Cash and cash equivalents	849	439	1,317	901
Expenses	(4,598)	(4,540)	(9,361)	(9,518)
Net investment income	$55,839	$42,760	$109,092	$87,311

NET REALIZED INVESTMENT GAINS (LOSSES)
Net realized gains (losses) on sale:
Fixed maturity investments	$14,063	$4,865	$16,819	$10,313
Equity securities	(5,783)	12,608	454	27,154
Other invested assets: hedge funds and private equity	10,988	8,547	14,121	20,838
Derivatives	(6,988)	12,441	(27,341)	2,235
Mark-to-market gains (losses):
Fixed maturity investments	55,397	(52,688)	117,719	(27,171)
Equity securities	916	(329)	(14,183)	5,091
Other invested assets: hedge funds and private equity	(1,128)	(7,105)	(18,680)	(13,670)
Derivatives	7,028	1,479	4,442	53
Net realized investment gains (losses)	$74,493	$(20,182)	$93,351	$24,843

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$130,332	$22,578	$202,443	$112,154

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$55,839	$42,760	$109,092	$87,311
Annualized net investment income	223,356	171,040	218,184	174,622
Average aggregate invested assets, at cost	$9,454,944	$8,554,297	$9,323,389	$8,544,369
Annualized investment book yield	2.4%	2.0%	2.3%	2.0%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$130,332	$22,578	$202,443	$112,154
Average aggregate invested assets, at fair value	$9,337,574	$8,601,785	$9,355,122	$8,705,417
Financial statement portfolio return	1.4%	0.3%	2.2%	1.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income and Equity Exposures:

	Carrying Value	Unfunded			Fair Value	Portfolio
Fund Details	June 30, 2016	Commitments	Corporate		June 30, 2016	Percentage
Private Equity:			Wells Fargo & Co		$94,147	1.0%
Primary and secondary	$248,808	$245,697	JP Morgan Chase & Co		60,159	0.6%
Levered credit	218,384	200,623	Morgan Stanley		54,723	0.6%
Distressed	5,151	3,805	Bank of America Corp		51,883	0.5%
Real Estate	25,257	189,343	Oracle Corp		39,104	0.4%
Total private equity	497,600	639,468	PNC Financial Services Group		39,003	0.4%
Hedge Funds:			US Bancorp		38,276	0.4%
Distressed	168,486	—	General Electric Co		36,725	0.4%
Relative value credit	81,829	—	Royal Bank of Canada		34,087	0.4%
Equity long/short	62,251	—	Intel Corp		32,473	0.3%
Fund of funds	9,870	—
Total hedge funds	322,436	—
Other private securities	119,734	—
Total other invested assets	$939,770	$639,468

Fixed Income Credit Quality:	June 30, 2016		December 31, 2015

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,805,505	23.2%	$1,434,049	19.9%
AAA/Aaa	1,499,694	19.2%	1,572,212	21.8%
AA/Aa	1,607,606	20.6%	1,484,109	20.6%
A/A	1,226,244	15.7%	1,083,257	15.0%
BBB/Baa	962,287	12.3%	920,220	12.8%
Total BBB/Baa and above	7,101,336	91.0%	6,493,847	90.1%
BB/Ba	95,392	1.2%	88,708	1.2%
B/B	176,840	2.3%	232,070	3.3%
CCC+ and below	420,630	5.5%	386,913	5.4%
Total	$7,794,198	100.0%	$7,201,538	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price Paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share(1)	Book Value	Authorization

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
June 30, 2015	194,352	4,776,224	40.69	39.45	103.1%
September 30, 2015	—	—	—	38.97	—
December 31, 2015	—	—	—	37.90	—
Total - 2015	$245,301	6,047,437	$40.56	$38.03	106.7%

Three Months Ended:
March 31, 2016	$50,000	1,460,888	$34.23	$37.96	90.2%
June 30, 2016	90,022	2,491,355	36.13	38.92	92.8%
Total - 2016	$140,022	3,952,243	$35.43	$38.74	91.5%	$426,645

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	June 30, 2016	December 31, 2015

Senior notes	$1,293,703	$1,292,907
Other long-term debt	23,122	23,033
Shareholders' equity	3,584,452	3,532,542
Total capitalization	$4,901,277	$4,848,482

Leverage Ratios
Debt to total capitalization(1)	26.9%	27.1%

Net premiums written (trailing 12 months)	$2,353,993	$2,448,007
Net premiums written (trailing 12 months) to shareholders' equity	0.66x	0.69x

Total investments and cash & cash equivalents	$9,599,013	$9,239,881
Total investments and cash & cash equivalents to shareholders' equity	2.68x	2.62x

Reserve for losses and loss expenses	$6,623,152	$6,456,156
Deduct: reinsurance recoverable	(1,516,741)	(1,479,959)
Net reserve for losses and loss expenses	$5,106,411	4,976,197
Net reserve for losses and loss expenses to shareholders' equity	1.42x	1.41x

(1) Includes $500 million 4.35% senior notes issued in October 2015 to refinance the $500 million 7.50% senior notes due in August 2016.

Fixed Charge Coverage Ratio	Three Months Ended				Six Months Ended

	June 30,		June 30,		June 30,		June 30,
	2016		2015		2016		2015

Interest expense	$19,879		$14,466		$39,828		$28,803

Income before income taxes	159,727		9,591		234,927		140,866
Interest expense	19,879		14,466		39,828		28,803
Earnings for calculation of fixed coverage ratio	$179,606		$24,057		$274,755		$169,669

Fixed charge coverage ratio	9.0	x	1.7	x	6.9	x	5.9	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015

Net income (loss)	$153,410	$74,099	$1,707	$(51,630)	$9,458	$227,509	$133,814
Add pre-tax effect of:
Net realized investment (gains) losses	(74,493)	(18,858)	38,849	113,626	20,182	(93,351)	(24,843)
Foreign exchange (gain) loss	(2,887)	(3,011)	920	(793)	1,265	(5,898)	11,162
Income tax expense (benefit)(1)	6,651	6,779	1,536	(9,764)	(5,070)	13,430	(2,617)
Operating income	$82,681	$59,009	$43,012	$51,439	$25,835	$141,690	$117,516

Weighted average common shares outstanding
Basic	88,742,484	90,254,512	90,934,107	90,882,511	92,441,730	89,495,564	94,178,989
Diluted	90,040,509	91,559,225	92,422,422	92,440,277*	93,984,226	90,830,814	95,830,455

Basic per share data
Net income (loss)	$1.73	$0.82	$0.02	$(0.57)	$0.10	$2.54	$1.42
Add pre-tax effect of:
Net realized investment (gains) losses	(0.84)	(0.21)	0.43	1.25	0.22	(1.04)	(0.26)
Foreign exchange (gain) loss	(0.03)	(0.03)	0.01	(0.01)	0.02	(0.07)	0.12
Income tax expense (benefit)(1)	0.07	0.08	0.01	(0.11)	(0.06)	0.15	(0.03)
Operating income	$0.93	$0.66	$0.47	$0.56	$0.28	$1.58	$1.25

Diluted per share data
Net income (loss)	$1.70	$0.81	$0.02	$(0.56)*	$0.10	$2.50	$1.40
Add pre-tax effect of:
Net realized investment (gains) losses	(0.83)	(0.21)	0.42	1.23	0.21	(1.03)	(0.26)
Foreign exchange (gain) loss	(0.03)	(0.03)	0.01	(0.01)	0.01	(0.06)	0.12
Income tax expense (benefit)(1)	0.07	0.08	0.02	(0.11)	(0.05)	0.15	(0.03)
Operating income	$0.91	$0.65	$0.47	$0.55	$0.27	$1.56	$1.23

(1) Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment related to.

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015

Opening shareholders' equity	$3,535,463	$3,532,542	$3,555,405	$3,624,801	$3,829,067	$3,532,542	$3,778,291
Add: accumulated other comprehensive loss	6,168	9,297	4,265	3,272	—	9,297	—
Adjusted opening shareholders' equity	$3,541,631	$3,541,839	$3,559,670	$3,628,073	$3,829,067	$3,541,839	$3,778,291

Closing shareholders' equity	$3,584,452	$3,535,463	$3,532,542	$3,555,405	$3,624,801	$3,584,452	$3,624,801
Add: accumulated other comprehensive loss	6,024	6,168	9,297	4,265	3,272	6,024	3,272
Adjusted closing shareholders' equity	$3,590,476	$3,541,631	$3,541,839	$3,559,670	$3,628,073	$3,590,476	$3,628,073

Average adjusted shareholders' equity	$3,566,054	$3,541,735	$3,550,755	$3,593,872	$3,728,570	$3,566,158	$3,703,182

Net income (loss) available to shareholders	$153,410	$74,099	$1,707	$(51,630)	$9,458	$227,509	$133,814

Annualized net income (loss) available to shareholders	$613,640	$296,396	$6,828	$(206,520)	$37,832	$455,018	$267,628

Annualized return on average shareholders' equity -
net income (loss) available to shareholders	17.2%	8.4%	0.2%	(5.7)%	1.0%	12.8%	7.2%

Operating income available to shareholders	$82,681	$59,009	$43,012	$51,439	$25,835	$141,690	$117,516

Annualized operating income available to
shareholders	$330,724	$236,036	$172,048	$205,756	$103,340	$283,380	$235,032

Annualized return on average shareholders' equity -
operating income available to shareholders	9.3%	6.7%	4.8%	5.7%	2.8%	7.9%	6.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
	2016	2016	2015	2015

Price per share at period end	$35.14	$34.94	$37.19	$43.22

Total shareholders' equity	$3,584,452	$3,535,463	$3,532,542	$3,624,801
Deduct:
Goodwill	392,643	389,695	388,127	357,729
Intangible assets	113,473	115,719	116,623	136,368
Total tangible shareholders' equity	$3,078,336	$3,030,049	$3,027,792	$3,130,704

Basic common shares outstanding	87,463,950	89,840,448	90,959,635	90,796,360

Add: unvested restricted stock units	1,215,116	1,243,533	819,309	829,622

Add: performance based equity awards	594,240	595,572	591,683	591,683

Add: employee purchase plan	62,451	38,885	53,514	43,538

Add: dilutive stock options outstanding	1,833,830	1,947,836	1,968,607	2,096,048
Weighted average exercise price per share	$16.96	$16.88	$16.87	$16.66
Deduct: stock options bought back via treasury method	(885,060)	(941,259)	(892,993)	(807,727)

Common shares and common share equivalents outstanding	90,284,527	92,725,015	93,499,755	93,549,524

Basic book value per common share	$40.98	$39.35	$38.84	$39.92
Year-to-date percentage change in basic book value per common share	5.5%	1.3%	(2.7)%

Diluted book value per common share	$39.70	$38.13	$37.78	$38.75
Year-to-date percentage change in diluted book value per common share	5.1%	0.9%	(2.5)%

Basic tangible book value per common share	$35.20	$33.73	$33.29	$34.48
Year-to-date percentage change in basic tangible book value per common share	5.7%	1.3%	(3.5)%

Diluted tangible book value per common share	$34.10	$32.68	$32.38	$33.47
Year-to-date percentage change in diluted tangible book value per common share	5.3%	0.9%	(3.3)%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 26 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments and currency translation adjustment gains (losses). Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. These gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments or currency translation adjustment gains (losses). Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 26 for the reconciliation of net income to operating income and page 27 for the reconciliation of average shareholders’ equity.

TANGIBLE SHAREHOLDERS' EQUITY AND DILUTED BOOK VALUE PER SHARE
The company has included tangible shareholders' equity, which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 28 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 22 for the calculation of annualized investment book yield.